UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2025 (July 31, 2025)

Silexion Therapeutics Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42253	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

12 Abba Hillel Road Ramat-Gan, Israel	5250606
(Address of principal executive offices)	(Zip Code)

+972-3-7564999
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0135 per share	SLXN	The Nasdaq Stock Market LLC
Warrants exercisable for Ordinary Shares at an exercise price of $1,552.50 per share	SLXNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2025, Silexion Therapeutics Corp (“Silexion” or the “Company”) entered into an inducement offer letter agreement (the “Inducement Letter”) with certain holders (each a “Holder”) of 152,106 of the Company’s existing warrants to purchase 152,106 of the Company’s ordinary shares, par value $0.0135 per share (“ordinary shares”) (the “Existing Warrants”). The Existing Warrants are comprised of (i) 22,468 warrants to purchase 22,468 ordinary shares, which were issued in the Company’s public offering completed on January 17, 2025, and which had a five-year exercise term and an exercise price of $20.25 per share (the “Public Offering Warrants”), and (ii) 129,638 warrants to purchase 129,638 ordinary shares, which were issued in the Company’s prior warrant inducement transaction on January 30, 2025, and which had a 24-month exercise term and an exercise price of $22.50 per share (the “Prior Inducement Warrants”). Each of the foregoing numbers of ordinary shares issuable under, and exercise prices of, the Existing Warrants reflects adjustment for the 1-for-15 reverse share split effected by the Company prior to the open of trading on July 29, 2025.

Pursuant to the Inducement Letter, the Holders agreed to exercise for cash their Existing Warrants to purchase an aggregate of 152,106 ordinary shares at a reduced exercise price of $11.57 per share in consideration of the Company’s agreement to issue new ordinary share purchase warrants (the “New Warrants”), as described below, to purchase up to an aggregate of 304,212 ordinary shares (the “New Warrant Shares”), at an exercise price of $11.32 per share. The Company expects to receive aggregate gross proceeds of approximately $1.8 million from the exercise of the Existing Warrants by the Holders, before deducting placement agent fees and other offering expenses payable by the Company.

The Company has engaged H.C. Wainwright & Co., LLC (the “Placement Agent”) to act as its exclusive placement agent in connection with the transactions contemplated by the Inducement Letter and has agreed to pay the Placement Agent a cash fee equal to 7.0% of the aggregate gross proceeds received from the Holders’ exercise of the Existing Warrants, as well as a management fee equal to 1.0% of the gross proceeds from the exercise of the Existing Warrants. Upon exercise for cash of any New Warrants, the Company has agreed in certain circumstances to pay the Placement Agent a cash fee of 7.0% of the aggregate gross exercise price paid in cash with respect the exercise of the New Warrants, and a management fee of 1.0% of the aggregate gross exercise price paid in cash with respect to the New Warrants. The Company has also agreed to issue to the Placement Agent or its designees warrants (the “Placement Agent Warrants”) to purchase up to 10,647 ordinary shares (representing 7.0% of the Existing Warrants being exercised), which will have the same terms as the New Warrants except the Placement Agent Warrants will have an exercise price equal to $14.4625 per share (125% of the reduced exercise price paid by the Holders for their exercise of the Existing Warrants). Similar to the New Warrants, the Placement Agent Warrants will be exercisable beginning upon (and subject to) the approval by the Company’s shareholders of an increase in the Company’s authorized share capital at the Company’s upcoming extraordinary general meeting scheduled for August 12, 2025 (the “Authorized Share Capital Increase”), and until the 24-month anniversary of the effective date of the Resale Registration Statement (as defined below). Upon exercise for cash of any New Warrants, the Company has agreed in certain circumstances to issue the Placement Agent warrants representing 7.0% of the ordinary shares underlying such New Warrants. In addition, the Company has also agreed to pay the Placement Agent $25,000 for non-accountable expenses, up to $50,000 for the fees and expenses of the Placement Agent’s legal and other out-of-pocket expenses and $15,950 for clearing fees.

The closing of the transactions contemplated pursuant to the Inducement Letter is expected to occur on or about August 1, 2025 (the “Closing Date”), subject to satisfaction of customary closing conditions. The Company expects to use the net proceeds from these transactions for general corporate purposes.

The issuance of the ordinary shares underlying the Public Offering Warrants, and the resale of the ordinary shares underlying the Prior Inducement Warrants, have been registered pursuant to an existing registration statement on Form S-1 (File No. 333-282932) and an existing resale registration statement on Form S-1 (File No. 333-284873), respectively, which were declared effective by the Securities and Exchange Commission (the “SEC”) on January 15, 2025 (as amended by a post-effective amendment declared effective on April 25, 2025) and April 1, 2025, respectively.

The Company also agreed to file a registration statement on Form S-3 (or other appropriate form if the Company is not then Form S-3 eligible) providing for the resale of the New Warrant Shares issued or issuable upon the exercise of the New Warrants (the “Resale Registration Statement”) within thirty (30) calendar days of the date of the Inducement Letter, and to use commercially reasonable efforts to have such Resale Registration Statement declared effective by the SEC within sixty (60) calendar days following the date of the Inducement Letter (or within ninety (90) calendar days following the date of the Inducement Letter in case of “full review” of the Resale Registration Statement by the SEC) and to keep the Resale Registration Statement effective at all times until no holder of the New Warrants owns any New Warrants or New Warrant Shares. In the Inducement Letter, the Company agreed not to issue any ordinary shares or ordinary share equivalents or to file any other registration statement with the SEC (in each case, subject to certain exceptions) for 15 days following the Closing Sate (which 15-day period is expected to run through August 16, 2025). The Company also agreed not to effect or agree to effect any Variable Rate Transaction (as defined in the Inducement Letter) until one (1) year after the Closing Date (subject to certain exceptions).

The New Warrants, Placement Agent Warrants, the New Warrant Shares and the ordinary shares issuable upon the exercise of the Placement Agent Warrants are being offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Each of the Holders has represented that it is an accredited investor as defined in Rule 501 of the Securities Act and has acquired such securities for its own account and has no arrangements or understandings for any distribution thereof. The offer and sale of the foregoing securities is being made without any form of general solicitation or advertising. The New Warrants, Placement Agent Warrants, the New Warrant Shares and the ordinary shares issuable upon the exercise of the Placement Agent Warrants have not been registered under the Securities Act or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation to buy nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Terms of the New Warrants

The following summary of certain terms and provisions of the New Warrants is not complete and is subject to, and qualified in its entirety by, the provisions of the New Warrants, the form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The following description of the New Warrants is qualified in its entirety by reference to such exhibit.

Duration and Exercise Price

Each New Warrant will have an exercise price equal to $11.32 per share. The New Warrants will be exercisable beginning upon (and subject to) the approval by the Company’s shareholders of the Authorized Share Capital Increase and will have a term of twenty-four months from the effective date of the Resale Registration Statement. The exercise price and number of New Warrant Shares issuable upon exercise of the New Warrants is subject to appropriate adjustment in the event of share dividends, share splits, subsequent rights offerings, pro rata distributions, reorganizations, or similar events affecting the Company’s ordinary shares and the exercise price.

Exercisability

The New Warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to the Company a duly executed exercise notice accompanied by payment in full for the number of ordinary shares purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of such holder’s New Warrants to the extent that the holder would own more than 4.99% (or, at the election of the holder, 9.99%) of the outstanding ordinary shares immediately after exercise, except that upon prior notice from the holder to the Company, the holder may increase or decrease the amount of ownership of ordinary shares after exercising the holder’s New Warrants up to 9.99% of the number of ordinary shares outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the New Warrants, provided that any increase will not be effective until 61 days following notice to the Company.

Cashless Exercise

If, at the time a holder exercises its New Warrants, a registration statement registering the resale of the New Warrant Shares by the holder under the Securities Act is not then effective or available, then in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part), the net number of ordinary shares determined according to a formula set forth in the New Warrants.

Trading Market

There is no established trading market for the New Warrants, and the Company does not expect an active trading market to develop. The Company does not intend to apply to list the New Warrants on any securities exchange or other trading market. Without a trading market, the liquidity of the New Warrants will be extremely limited.

Rights as a Shareholder

Except as otherwise provided in the New Warrants or by virtue of the holder’s ownership of ordinary shares, such holder of New Warrants does not have the rights or privileges of a holder of ordinary shares, including any voting rights, until such holder exercises such holder’s New Warrants. The New Warrants will provide that the holders of the New Warrants have the right to participate in distributions or dividends paid on ordinary shares.

Fundamental Transactions

If at any time the New Warrants are outstanding, the Company, either directly or indirectly, in one or more related transactions effects a Fundamental Transaction (as defined in the New Warrants), a holder of New Warrants will be entitled to receive, the number of ordinary shares of the successor or acquiring corporation or of the Company, if the Company is the surviving corporation, and any additional consideration receivable as a result of the Fundamental Transaction by such holder of the number of ordinary shares for which the New Warrants are exercisable immediately prior to the Fundamental Transaction. As an alternative, and at the holder’s option in the event of a Fundamental Transaction, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable fundamental transaction), the Company shall purchase the unexercised portion of the New Warrants from the holder by paying to the holder an amount of cash equal to the Black Scholes Value (as defined in the New Warrants) of the remaining unexercised portion of the New Warrants on the date of the consummation of such Fundamental Transaction.

Waivers and Amendments

The New Warrants may be modified or amended or the provisions of the New Warrants waived with the Company’s and the holder’s written consent.

The forms of Inducement Letter, New Warrants and Placement Agent Warrants are attached as Exhibits 10.1, 10.2 and 10.3, respectively. The description of the terms of the Inducement Letter and the New Warrants are not intended to be complete and are qualified in its entirety by reference to such exhibits. The Inducement Letter contains customary representations, warranties and covenants by the Company which were made only for the purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 3.02  Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Current Report on Form 8-K regarding the unregistered securities described therein is incorporated herein by reference.

Warning Concerning Forward Looking Statements

This Current Report on Form 8-K contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward looking statements are based upon the Company’s present intent, beliefs or expectations, but forward looking statements are not guaranteed to occur and may not occur for various reasons, including some reasons which are beyond the Company’s control. For example, this Current Report states that the closing of the offering is expected to close on or about August 1, 2025. In fact, the closing of the offering is subject to various conditions and contingencies as are customary in similar purchase agreements in the United States. If these conditions are not satisfied or the specified contingencies do not occur, this offering may not close. For this reason, among others, you should not place undue reliance upon the Company’s forward looking statements. Except as required by law, the Company undertakes no obligation to revise or update any forward looking statements in order to reflect any event or circumstance that may arise after the date of this Current Report.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

10.1	Form of Inducement Letter

10.2	Form of New Warrant

10.3	Form of Placement Agent Warrant

104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILEXION THERAPEUTICS CORP

Date: August 1, 2025	/s/ Ilan Hadar
	Name:	Ilan Hadar
	Title:	Chief Executive Officer